SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 12, 2003

(Date of earliest event reported)

PLIANT CORPORATION

(Exact name of registrant as specified in its charter)

Utah	333-40067	87-0496065
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1475 Woodfield Road, Suite 700

Schaumburg, IL 60173

(847) 969-3300

(Address of principal executive offices and telephone number, including area code)

ITEMS 9 AND 12.	REGULATION FD DISCLOSURE AND

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 12, 2003, we filed our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003. As previously announced, we will hold a conference call to discuss our operating results for the quarterly period ended September 30, 2003 and to answer questions about the business. The call will take place at 2:00 p.m. Eastern Standard Time on Thursday, November 13, 2003. Our press release containing information on how to access the conference call is filed herewith as Exhibit 99.1.

In addition to the financial results reported in our Form 10-Q, our management will discuss certain quarterly financial information relating to the third quarter of 2003, including certain quarterly EBITDA amounts. The information required by Regulation G under the Securities Exchange Act of 1934 with respect to these amounts is filed herewith as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorize

PLIANT CORPORATION

/s/ BRIAN E. JOHNSON

Brian E. Johnson Executive Vice President and Chief Financial Officer

Date: November 12, 2003

INDEX TO EXHIBITS

Exhibits

99.1	Press Release dated October 8, 2003.

99.2	Pliant Corporation Adjusted EBITDA Reconciliation.